UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016

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Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

561-998-2440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Financial Statements and Exhibits.

As reported in the Current Report on Form 8-K filed by Bright Mountain Media, Inc. on December 21, 2016, on December 16, 2016 we acquired the assets of the Black Helmet apparel division from Sostre Enterprises, Inc. (the "Seller") pursuant to the terms of the Asset Purchase Agreement by and among our company, our subsidiary Bright Mountain, LLC, the Seller, Pedro Sostre III and James Love.  This Current Report on Form 8-K/A is being filed to provide the required historical financial statements and pro formas.

(a)

Financial statements of business acquired.

Filed as Exhibit 99.1 to this Current Report are the audited financial statements for Sostre Enterprises, Inc. for the year ended December 31, 2014.

Filed as Exhibit 99.2 to this Current Report are the audited financial statements for Sostre Enterprises, Inc. for the year ended December 31, 2015.

Filed as Exhibit 99.3 to this Current Report are the unaudited financial statements for Sostre Enterprises, Inc. for the nine months ended September 30, 2016 and 2015.

(b)

Pro forma financial information.

Filed as Exhibit 99.4 to this Current Report is the unaudited pro forma financial information for the nine months ended September 30, 2016 and the year ended December 31, 2015.

(d)

Exhibits

Exhibit No.	Description

99.1	Audited financial statements of Sostre Enterprises, Inc. for the year ended December 31, 2014
99.2	Audited financial statements of Sostre Enterprises, Inc. for the year ended December 31, 2015
99.3	Unaudited financial statements of Sostre Enterprises for nine months ended September 30, 2016 and 2015.
99.4	Unaudited pro forma financial information of Bright Mountain Media, Inc. for the nine months ended September 30, 2016 and the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2017	Bright Mountain Media, Inc.

	By:	/s/ Dennis W. Healey
Dennis W. Healey, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Audited financial statements of Sostre Enterprises, Inc. for the year ended December 31, 2014
99.2	Audited financial statements of Sostre Enterprises, Inc. for the year ended December 31, 2015
99.3	Unaudited financial statements of Sostre Enterprises for nine months ended September 30, 2016 and 2015.
99.4	Unaudited pro forma financial information of Bright Mountain Media, Inc. for the nine months ended September 30, 2016 and the year ended December 31, 2015.